Exhibit 10.7
                                                                    ------------

                    STOCK PURCHASE AND SUBSCRIPTION AGREEMENT


Enter Tech Corp.                           Total Shares Subscribed For 6,000,000
430 East 6th Street                      Total Subscription Price $10,000,000.00
Loveland, Colorado 80537

Dear Gentlemen:


     The undersigned hereby subscribes to purchase 6,000,000 shares of common stock (the "Securities") of Enter Tech Corp. (the "Company") for an aggregate price of $10,000,000.00. This subscription may be rejected by the Company in its sole discretion.

     1. PURCHASE. Subject to the terms and conditions hereof, he undersigned hereby irrevocably agrees to purchase the Securities and tenders herewith the cash purchase price set forth above.

     2. REPRESENTATIONS AND WARRANTIES. The undersigned hereby makes the following representations and warranties to the Company:

         (a) The undersigned is the sole and true party in interest and is not purchasing for the benefit of any other person;

         (b) The undersigned has consulted with the advisor(s) named on the signature page, if any (such advisor(s) are hereinafter collectively referred to as the "Investor Representative");

         (c) The undersigned and/or the Investor Representative have read and analyzed, are familiar with and have retained copies of this Subscription
Agreement and other related documents, including all of the documents incorporated by reference and the Company's (i) annual report on Form 10-KSB for the year ended December 31, 1998, (ii) quarterly reports on Form 10-QSB for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999 and (iii) current reports on Form 8-K reporting events on each of July 30, 1999 and January 7, 2000, copies of which were delivered to the undersigned. The undersigned understands that all books, records and documents of the Company relating to this investment have been and remain available for inspection by the undersigned and/or the Investor Representative upon reasonable notice. The undersigned confirms that all documents requested by the undersigned and/or the Investor Representative have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Securities, the undersigned has relied exclusively upon information provided by the Company in writing or found in the books, records or documents of the Company;

         (d) The undersigned and/or Investor Representative have such knowledge and experience in financial and business matters that they are capable of an evaluation of the merits and risks of this investment;

         (e) The undersigned and the Investor Representative are aware that an investment in the Company is highly speculative and subject to substantial risks. The undersigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a significant public market and limited transferability of the Securities, which make the liquidation of this investment impossible for the indefinite future;

         (f) The offer to sell the Securities was directly communicated to the undersigned and the Investor Representative by such a manner that the undersigned was able to ask questions of and receive answers from the Company or a person acting on their behalf concerning the terms and conditions of this transaction. At no time was the undersigned or the Investor Representative presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general advertising otherwise than in connection and concurrently with such communicated offer;

         (g) The undersigned, if a corporation, partnership, trust or other entity, is authorized and duly empowered to purchase and hold the Securities, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of acquiring the Securities;

         (h) The Securities are being acquired solely for the undersigned's own account, for investment, and are not being purchased with a view to resale, distribution, subdivision or fractionalization thereof;

         (i) The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, in reliance upon exemptions from registration for non-public offerings. The undersigned understands that the Securities or any interest therein may not be, and agrees that the Securities or any interest therein, will not be resold or otherwise disposed of by the undersigned unless the Securities are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;

         (j) The undersigned and the Investor Representative have been informed of and understand the following:

               (1) The Company has only a limited financial or operating history;

               (2) There are substantial restrictions on the transferability of the Securities;

               (3)  No  federal  or  state   agency  has  made  any  finding  or
          determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Securities.

         (k) None of the following information has ever been represented, guaranteed or warranted to either the undersigned or the Investor Representative, expressly or by implication by any broker, the Company or agent or employee of the foregoing, or by any other person;

               (1) The approximate or exact length of time that the undersigned will be required to remain as a shareholder in the Company;

               (2)  The   percentage   of  profit   and/or  amount  of  type  of
          consideration, profit or loss to be realized, if any, as a result of an investment in the Company;

               (3) That the past performance or experience of the management or associates, agents, affiliates or employees or any other person will in any way indicate or predict economic results in connection with the operation of the Company of the return on the investment.

         (l) The information set forth in that certain Accredited Investor Declaration attached hereto as Exhibit A executed by the undersigned is true, correct and complete;

         (m) The undersigned has not distributed any information relating to this investment to anyone other than the Investor Representative, if any, and no other person except the Investor Representative has used this information;

         (n) The undersigned hereby agrees to indemnify the management of the Company and holds the Company harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

               (1) Any inaccuracy in the declarations, representations and warranties hereinabove set forth;

               (2)  The  disposition  of  any  Securities  of  the  undersigned,
          contrary   to  the   foregoing   declarations,   representations   and
          warranties;

               (3) Any action, suit or proceeding based upon:

                    (i) the claim  that said  declarations,  representations  or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its management; or

                    (ii) the  disposition  of any of the  Securities or any part thereof.

         3. TRANSFERABILITY. The undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned's interest herein.

         4. REGISTRATION RIGHTS. Upon the acceptance of this Subscription Agreement by the Company, the undersigned shall enter into with the Company the registration rights agreement attached hereto as Exhibit B.

         5. REGULATION D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a "purchaser" pursuant to Regulation D promulgated under the Securities Act of 1933 or any state law, does hereby make and join in making all of the covenants, representations and warranties made by the undersigned.

         6. INVESTOR REPRESENTATIVE(S) RELATIONSHIP WITH THE COMPANY OR ITS MANAGEMENT. The undersigned acknowledges that the undersigned has been advised that the following relationship exists by and between the Investor Representative named below (including the Investor Representative's affiliates) and the management, the Company or an affiliate of either of them: .

         7. RIGHT OF FIRST REFUSAL. If the Company shall at any time from the date of this agreement until January 1, 2002 propose to sell any of its capital stock, the Company shall first make a written offer to sell such capital stock to the undersigned. Such offer shall state all of the terms and conditions, including the price, of the proposed sale.

                    (ii) The Holder  shall have the right for a period of thirty days after receipt of such offer to elect to purchase such portion of the Company's capital stock upon terms and conditions which are the same as those of the proposed sale. Upon the exercise of the undersigned's right to purchase, all shares of capital stock purchased shall be promptly assigned to the undersigned, and the undersigned shall make payment for the Company's capital stock purchased in the same manner as that of the proposed sale.

                    (iii) If the  undersigned  does not elect to purchase all of the capital stock the Company proposed to be sold, all of such capital stock may be sold to a third party or parties during a period of 365 days after the undersigned's right to purchase has expired; provided, however, that if such sale to a third party or parties is to be made at a price which is less than ninety percent of the price previously specified in the offer made to the undersigned under paragraph (i) of this Section 7, the Company shall make another written offer to sell such capital stock to the undersigned at such lesser price in accordance with this Section 7. After such 365 day period has expired, the provisions of this Section 7 shall apply to any proposed sale by the Company of its capital stock.

                    (iv) If the proposed purchase price for the capital stock to be sold by the Company is not payable in cash (whether initially or over time), the purchase price payable by the undersigned shall be a cash amount determined in the good faith discretion of the Board of Directors of the Company with respect to such capital stock to be equivalent to the present value of such non-cash proposed purchase price.

         8. ACCEPTANCE. Execution and delivery of this Subscription Agreement and tender of the payment in accordance with Paragraph 1 above shall constitute an irrevocable offer to purchase the Securities indicated, which offer may be accepted or rejected by the Company in their sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by management.

         9. BINDING AGREEMENT. The undersigned agrees that the undersigned may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the undersigned.

         10. INCORPORATION BY REFERENCE. The identities of any Investor Representative of the undersigned and the statement of the number of Securities subscribed and related information set forth on the signature page are incorporated as integral terms of this Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

         The undersigned desires to take title in the Securities as follows (check one)

         _____ (a)  Individual (one signature required on Page 6);

         _____ (b)  Husband  and  Wife  as  community  property  (one  signature required on Page 6 if interest held in one name, i.e., managing spouse; two signatures required on Page 6 if interest held in both names);

         _____ (c)  Joint Tenants with right of survivorship  (both parties must sign on Page 6)

         _____ (d)  Tenants in common (both parties must sign on Page 6);

         _____ (e)  Trust (Trustee(s) must sign on Page 8);

         _____ (f)  Partnership (general partner(s) must sign on Page 10)

         _____ (g)  Corporation (authorized office must sign on Page 12)

         The exact spelling of names(s) under which title to the Securities shall be taken is (please print)________________________________________________

         SEE RIDER ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE
                             SUBSCRIPTION AGREEMENT

                                 SIGNATURE PAGE
                               FOR TRUST INVESTORS
                               -------------------

 Total Shares subscribed for:   #6,000,000
 Total Warrants subscribed for: #
 Total Subscription Price: $10,000,000.00

 Name(s) of Investor Representatives

 --------------------------------------    -------------------------------------
 Name                                           Address

 --------------------------------------    -------------------------------------
 Name                                           Address

 --------------------------------------    -------------------------------------
 Name                                           Address

 -------------------------------------------------------------------------------
 Name of Trust (Please print or type)

 -------------------------------------------------------------------------------
 Name of Trustee (Please print or type)

 -------------------------------------------------------------------------------
 Date Trust was formed

 By /S/ LEON F. HARTE, Account Manager
   -----------------------------------
   Trustee's Signature

 Taxpayer Identification Number:

 Trustee's Address:    ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                            Attention:  ----------------------------------------

 Executed at Loveland, Colorado, this 15th day of March, 2000.

                  ACKNOWLEDGMENT FORM IF SUBSCRIBER IS A TRUST

State of                   )
                           ) ss.
County of                  )


         On the 22nd day of March, 2000, personally appeared before me Leon F. Harte, the signer(s) of the above instrument, who duly acknowledge to me that he/they executed the same as Trustee(s).

         Witness my hand and seal.

         My commission expires: 12-2-2000

                  SEAL


                                             NOTARY PUBLIC IN AND FOR SAID STATE


                                              /S/ KRISTI COCBEY
                                             -----------------------------------
                                             Name


SUBSCRIPTION ACCEPTED:

Enter Tech Corp.
By:      Sam J. Lindsey
         President

Date:
     -------------------------------

                                    EXHIBIT A
                         ACCREDITED INVESTOR DECLARATION

         The undersigned represents that the undersigned qualifies as an "Accredited Investor," as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, because he is:

         _____ (1)  A private business development company as defined in Section
                    202(a)(22) of the Investment Advisors Act of 1940;

         _____ (2)  An  organization  described  in  Section  501(c)(3)  of  the
                    Internal Revenue Code, Corporation, Massachusetts or similar business trust, or Partnership not formed for the purpose of investing in the Securities, with total assets in excess of $5,000,000;

         _____ (3)  A director,  executive  officer,  or general  partner of the issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         _____ (4)  A natural person whose  individual  net worth,  or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

         _____ (5)  A natural  person who had an individual  income in excess of
                    $200,000 in each of the two most recent years, or joint income with that person's spouse of $300,000 in each of those years and has a reasonable expectation of reaching those levels in the current year;

         _____ (6)  Any trust,  with total assets in excess of  $5,000,000,  not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

         _____ (7)  Any entity in which all of the equity owners are  accredited investors.


         Date:    March 15, 2000                     Tax I.D. No.:      N/A
                  -------------------                                  -----

         Signed:   /S/ LEON F. HARTE, Account Manager, TRFT
                   ----------------------------------------
         Please print name:   Leon F. Harte, Account Manager, TRFT
                              ------------------------------------

                                    EXHIBIT B
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is entered into this ____ day of February, 2000 between Enter Tech Corp. (the "Corporation") and the undersigned Holder (as defined in Section 1).

         Section 1. DEMAND REGISTRATION. The Corporation shall upon the written demand by the undersigned holder (the "Holder") of 6,000,000 shares the Corporation's common stock (the "Registrable Securities"), at any time after January 1, 2001, prepare and file with the Securities and Exchange Commission ("SEC") a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the resale of the Registrable Securities. The Corporation shall use all commercially reasonable efforts to cause the registration statement covering the resale of all Registrable Securities that the Holder requests to be so registered to become effective as soon as practicable thereafter. The Corporation shall not be required to effect a registration statement pursuant to this Section after the Corporation has effected one registration pursuant to this Section, and such registration has been declared or ordered by the SEC effective.

         Section 2. PIGGYBACK REGISTRATIONS. If at any time during the twelve months following the date of this agreement, the Corporation determines to proceed with the preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by any of its security holders (other than a registration statement on Form S-4, S-8 or any other limited purpose form), then the Corporation will give 15 days' written notice of such determination to the Holder of Registrable Securities and will afford each such Holder an opportunity to include in such registration statement all or part of the Registrable Securities held by such Holder. If the Holder desires to include in any such registration statement all or any part of the Holder's Registrable Securities, the Holder shall, within 15 days after the above-described notice from the Corporation, so notify the Corporation in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If theHolder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to the proposed offer and sale of any of its securities by any of its security holders, all upon the terms and conditions set forth herein. If the registration statement under which the Corporation gives notice under this Section is for an underwritten offering, the Corporation shall so advise the Holder of Registrable Securities. In such event, the right of the Holder to be included in a registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If the Holder proposes to distribute its Registrable Securities through such underwriting, the Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation. Notwithstanding any other provision hereof, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Corporation, second, to the Holder, and third, to any other shareholder of the Corporation (other than a Holder of Registrable Securities) on a pro rata basis. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration, whether or not the Holder has elected to include Registrable Securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Corporation in accordance with this Agreement.

         Section  4.   OBLIGATIONS  OF  THE   CORPORATION  IN  CONNECTION   WITH
REGISTRATIONS. Whenever required to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

               (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holder of Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days or, if earlier, until the Holder has completed the distribution related thereto;

               (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

               (c) furnish to the Holder and to the underwriters, if any, of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

               (d) use all commercially reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holder may reasonably request in writing within twenty days following the original filing of such registration statement, except that the Corporation shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

               (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (the Holder shall also enter into and perform its obligations under such agreement);

               (f) notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (g) notify the Holder, promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

               (h) prepare and file with the SEC, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holder (and concurred in by counsel for the Corporation), is required under the Act or the rules and regulations thereunder in connection with the distribution of securities by such Holder;

               (i) furnish, at the request of a the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a the Holder, addressed to the underwriters, if any, and to the Holder and (ii) a letter dated as of such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to underwriters, if any, and if permitted by applicable professional standards, to the Holder requesting registration of Registrable Securities;

               (j) prepare and promptly file with the SEC and promptly notify such Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

               (k) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         The   Corporation  may  in  turn  require  the  Holder  of  Registrable
Securities  as to which any  registration  is being  effected  to furnish to the

Corporation such information regarding the distribution of such shares as the Corporation may from time to time reasonably request in writing.

         Section 5. EXPENSES OF REGISTRATION. All fees, costs and expenses of and incidental to any registration hereunder, and the inclusion therein of Registrable Securities, and the public offering in connection therewith, shall be borne by the Corporation, provided, however, that the Holder shall bear its share of the underwriting discount and commissions and transfer taxes and the Corporation shall not be required to pay for expenses of any demand registration subsequently withdrawn by the Holder unless the withdrawal is based upon material adverse information concerning the Corporation of which such Holder was not aware, or should not have reasonably been aware, at the time of such request. The fees, costs and expenses of registration to be borne by the Corporation as provided above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided herein). Fees and disbursements of counsel and accountants for the Holder and any other expenses incurred by the Holder not expressly included above shall be borne by the Holder.

         Section  6.   INDEMNIFICATION.   In  the  event  that  any  Registrable
Securities are included in a registration statement pursuant to this Agreement:

               (a) The Corporation shall indemnify and hold harmless the Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement, its directors and officers if the Holder is a Corporation, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

               (b) The Holder pursuant to the provisions of this Agreement hereof shall indemnify and hold harmless the Corporation, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Corporation, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Corporation or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

               (c) Promptly  after receipt by an  indemnified  party pursuant to the provisions of this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section, promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         Section 7. TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Agreement shall terminate as to the Holder and be of no further force and effect if the Holder is eligible to sell such securities without restriction under Rule 144(k) of the Act.

         Section 8. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof and no party shall be liable or bound to any other in any manner by any covenants or agreements except as specifically set forth herein. All prior agreements and understandings are superseded by this Agreement.

         Section 9. GOVERNING LAW; VENUE. This Agreement shall be governed by the laws of the State of Colorado. Any action brought to enforce this Agreement or any term thereof shall be brought in a court of competent jurisdiction in Colorado and each party hereto affirmatively agrees to submit to the jurisdiction in that state.

         Section 10. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, this Agreement is hereby duly executed by each party hereto as of the date first written above.


         ENTER TECH CORP.

         By:    /S/ SAM J. LINDSEY
            ----------------------
         Name and Title: Sam J. Lindsey, President
                         -------------------------

         HOLDER

              /S/ LEON F. HARTE, Account Manager, TRFT
         ---------------------------------------------
         Printed Name: Leon F. Harte, Account Manager TRFT
                       -----------------------------------

                           RIDER TO STOCK PURCHASE AND
                             SUBSCRIPTION AGREEMENT


         Notwithstanding anything contained in the Stock Purchase and Subscription Agreement to which this Rider is attached, the obligation of the undersigned to purchase the Securities described in the Stock Purchase and Subscription Agreement is expressly conditioned upon the occurrence of the following two events on or before May 1, 2000:

         1. The Company has duly filed its annual report on Form 10-K or 10-KSB for the year ending December 31, 1999.

         2. The Company has completed an acquisition of WavePower, Inc., a Florida corporation on or before May 1, 2000.


         Executed, March 15, 2000.


                                       /S/ LEON F. HARTE, Account Manager, TRFT
                                      ------------------------------------------
                                        Leon F. Harte, Account Manager, TRFT


By:  /S/ SAM J. LINDSAY
    -------------------